SUMMARY PROSPECTUS	August 1, 2026

Davenport Value & Income Fund (DVIPX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.investdavenport.com. You can also get this information at no cost by calling 1-800-281-3217 or by sending an email request to fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated August 1, 2026, are incorporated by reference into this Summary Prospectus.

What is the Fund’s Investment Objective?

The investment objective of the Davenport Value & Income Fund (the “Value & Income Fund” or the “Fund”) is to achieve long-term growth while generating current income through dividend payments on portfolio securities.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Value & Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.87%(1)

(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Value & Income Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of companies that are considered to have attractive valuations and dividend income potential. Davenport & Company LLC (the “Adviser”) seeks to identify stocks of companies that have a history of dividend payments and dividend growth, or dividend growth potential, and are considered to be undervalued because they are currently out of favor with the market or temporarily misunderstood by the investment community. In determining whether to purchase the stock of a company for the Fund, the Adviser will assess the valuation of a company based on its intrinsic, absolute, and relative value, and will assess a company’s dividend income potential by analyzing its dividend history, competitive position, and industry dynamics. The Adviser uses a “bottom-up” stock selection approach that focuses primarily on individual companies having an attractive business model, sound balance sheet, and a disciplined management team in the context of broader market factors.

The Adviser attempts to control risk through diversification among major market sectors, but may overweight a position or a sector that is believed to have favorable prospects. The Adviser does not limit the Fund to any particular market capitalization. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest in special situation companies facing near-term headwinds but with favorable prospects for recovery. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers, or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

The Fund may invest up to 20% of its net assets in shares of exchange traded funds (“ETFs”) to increase its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers if the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign issuers through the purchase of ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs.

A security will be sold when the Adviser believes it no longer has the potential for capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position for the security within the Fund’s portfolio.

What are the Principal Risks of Investing in the Fund?

The Value & Income Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Even investments in high quality or “blue chip” stocks may be negatively impacted by adverse market or economic conditions. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation, and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory, and currency developments in foreign markets. Mid-cap, small-cap, and micro-cap companies may have more limited management experience, financial resources, product diversification and other competitive strengths than larger companies and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of smaller capitalization companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole or not produce the intended results. Changes in the dividend policies or capital resources of companies held by the Fund may affect the Fund’s ability to generate income. In addition, a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Value stocks are subject to the risks that they may not appreciate in value as expected or their prices may decline. The Fund’s investment style could cause it to underperform relative to funds that use a growth or non-value approach to investing, or funds that have a broader investment style.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Value & Income Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change its additional comparative index from the Russell 1000® Value Index to the Bloomberg U.S. 1000 Value Index due to licensing cost considerations. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2026 is 5.12%.

During the periods shown in the bar chart, the highest return for a quarter was 13.37% during the quarter ended December 31, 2020 and the lowest return for a quarter was -26.32% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Years	Years
Return Before Taxes	13.69%	8.19%	8.57%
Return After Taxes on Distributions	11.56%	6.77%	7.30%
Return After Taxes on Distributions and Sale of Fund Shares	8.96%	6.22%	6.69%
S&P 500® INDEX
(reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
BLOOMBERG U.S. 1000 VALUE INDEX
(reflects no deduction for fees, expenses, or taxes)	16.53%	12.66%	11.07%
RUSSELL 1000® VALUE INDEX
(reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

Michael S. Beall, CFA, Adam B. Bergman, CFA, and George L. Smith, III, CFA, are jointly and primarily responsible for managing the Value & Income Fund. Mr. Beall and Mr. Smith have managed the Fund since its inception in 2010 and Mr. Bergman has managed the Fund since 2023. Mr. Beall is Executive Vice President and Director of the Adviser, Mr. Smith is a Managing Director and Chairman of the Investment Policy Committee of the Adviser, and Mr. Bergman is Senior Vice President of the Adviser.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UTMA”), or accounts held by employees of the Adviser and their immediate families. The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Minimum Subsequent Investment – None

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4